EXHIBIT 99.1
                                 MALT 2004-9 OC
                        Whole Loan 30YR Fixed-Rate Alt-A

------------------------------------------------------
                                               % of
Prepay Penalty                 Aggregate     Aggregate
(Months)         # of Loans     Balance       Balance
------------------------------------------------------
0                       937   $232,398,015      66.40%
12                       13      5,043,131       1.44
24                      573     94,215,621      26.92
36                       94     14,168,221       4.05
60                       14      4,171,777       1.19
Total:                1,631   $349,996,765     100.00%
------------------------------------------------------
wa Term: 8.806

                               [GRAPHIC OMITTED]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-9 OC
                        Whole Loan 30YR Fixed-Rate Alt-A

   ---------------------------------------
   Pay Date      % A1 Balance     Nwac Cap
                   Remaining      Schedule
   ---------------------------------------

   30-Aug-04       100.00%          0.00
   25-Sep-04        96.45%          6.51
   25-Oct-04        92.61%          6.73
   25-Nov-04        88.48%          6.51
   25-Dec-04        83.88%          6.73
   25-Jan-05        79.02%          6.51
   25-Feb-05        73.91%          6.51
   25-Mar-05        68.57%          7.21
   25-Apr-05        63.05%          6.51
   25-May-05        57.42%          6.73
   25-Jun-05        51.81%          6.51
   25-Jul-05        46.33%          6.73
   25-Aug-05        41.14%          6.51
   25-Sep-05        36.12%          6.51
   25-Oct-05        31.22%          6.73
   25-Nov-05        26.45%          6.51
   25-Dec-05        21.78%          6.73
   25-Jan-06        17.24%          6.51
   25-Feb-06        12.80%          6.51
   25-Mar-06         8.47%          7.21
   25-Apr-06         4.24%          6.51
   25-May-06         0.12%          6.73
   25-Jun-06         0.00%          6.51
   ---------------------------------------

   -Based on prepayment of 100% PPC Curve
   -Any remaining Excess Cashflow to pay Basis Risk Shortfalls

                                [GRAPHIC OMITTED]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-9 OC
                        Whole Loan 30YR Fixed-Rate Alt-A

   ---------------------------------------
   Pay Date     % A1 Balance      AFC Wac
                   Remaining      Schedule
   ---------------------------------------
   30-Aug-04        100.00%        0.00
   25-Sep-04        96.45%         8.84
   25-Oct-04        92.61%         7.67
   25-Nov-04        88.48%         7.44
   25-Dec-04        83.88%         6.73
   25-Jan-05        79.02%         6.51
   25-Feb-05        73.91%         6.51
   25-Mar-05        68.57%         7.21
   25-Apr-05        63.05%         6.51
   25-May-05        57.42%         6.73
   25-Jun-05        51.81%         6.51
   25-Jul-05        46.33%         6.73
   25-Aug-05        41.14%         7.43
   25-Sep-05        36.12%         7.72
   25-Oct-05        31.22%         8.00
   25-Nov-05        26.45%         7.78
   25-Dec-05        21.78%         8.07
   25-Jan-06        17.24%         7.84
   25-Feb-06        12.80%         7.88
   25-Mar-06         8.47%         8.76
   25-Apr-06         4.24%         7.95
   25-May-06         0.12%         8.25
   25-Jun-06         0.00%         8.02
   ---------------------------------------

   -Based on prepayment of 100% PPC Curve
   -Any remaining Excess Cashflow to pay Basis Risk Shortfalls

                               [GRAPHIC OMITTED]

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.